Ohio National Variable Account R
Ohio National Life Assurance Corporation
Virtus VUL
GP VUL
Vari-Vest Survivor
Vari-Vest Asset Builder
Vari-Vest V
Supplement dated October 5, 2010 to the Prospectuses dated June 28, 2010
Effective November 6, 2010, the ALPS Variable Insurance Trust AVS Listed Private Equity Portfolio will no longer be an available investment option for any policy which does not have Accumulation Value allocated to the Portfolio as of November 5, 2010.